Exhibit 2.1

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Filed in the office of	Document Number 20100664269-26
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/02/2010 1:30 PM
	Entity Number E0833272007-9

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8½" x 11" blank sheet containing the required information for each additional entity.

Sino Cement, Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Ocean Energy, Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Ocean Energy, Inc.
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00
This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 1
Revised on: 7-1-08

(WEALAW W000403.DOC)

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ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Sino Cement, Inc.
Name of merging entity, if applicable

Ocean Energy, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Ocean Energy, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 2
Revised on: 7-1-08

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ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

____
Name of merging entity, if applicable

____
Name of merging entity, if applicable

____
Name of merging entity, if applicable

____
Name of merging entity, if applicable

and, or;

____
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 3
Revised on: 7-1-08

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ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article One of the Articles of Incorporation of Ocean Energy, Inc. is hereby amended to change the name of Ocean Energy, Inc. to **Sino Cement, Inc.**

6) **Location of Plan of Merger (check a or b):**

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:** September 15, 2010

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 5
Revised on: 7-1-08

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ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

6) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

Sino Cement, Inc.
Name of merging entity

V. Sty. (signature) | President | August 14, 2010
Signature | Title | Date

Ocean Energy, Inc.
Name of merging entity

V. Sty. (signature) | President | August 14, 2010
Signature | Title | Date

Name of merging entity

Signature | Title | Date

Name of merging entity

Signature | Title | Date

Ocean Energy, Inc.
Name of surviving entity

V. Sty. (signature) | President | August 14, 2010
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Nevada Secretary of State 92A Merger Page 6
Revised on: 7-1-08

This form must be accompanied by appropriate fees.